Bank of Hawai‘i Corporation third quarter 2023 financial report October 23, 2023 Exhibit 99.2 this presentation, and other statements made by the Company in connection with it, may contain forward-looking statements concerning, among other things, forecasts of our financial results and condition, expectations for our operations and business prospects, and our assumptions used in those forecasts and expectations. we have not committed to update forward-looking statements to reflect later events or circumstances disclosure 2 forward-looking statements diversified, lower risk loan assets highlights broad & deep market penetration quality balance sheet performance earnings highlights strong credit period end total deposits increased 1.4% average deposits increased 2.4% growth attributed to increase in core customer deposits wholesale funding decreased by $1.8 billion $1.17 earnings per diluted share 1.40% average cost of total deposits 15.38% return on average common equity 0.06% net charge-off rate 0.08% non-performing assets level 79% of loan portfolio real-estate secured with combined wtd avg LTV of 55% CRE portfolio comprises 27% of total loans wtd avg LTV of 55%; only 8% maturing prior to 2025; CRE office exposure only 3% of total loans $9.6 billion in readily available liquidity exceeds uninsured/uncollateralized deposits strong liquidity our deposits through our 125 year history in the islands, Bank of Hawai‘i has developed an exceptionally seasoned deposit base, built one relationship at a time, over many years, and in neighborhoods and communities we understand unique marketplace diversified long tenured ✔ ✔ ✔

unique deposit market source: FDIC Annual Summary of Deposits as of June 30, 2023 the leader in a unique deposit market with five local competitors holding 97% of the bank deposit market insured/collateralized deposits note: as of September 30, 2023 long tenured deposit base note: as of September 30, 2023

spot balance increased by 1.4% average balance increased by 2.4% stable deposit balances $ in billions compares 9/27/23 vs. 12/28/22; small banks data derived from H.8 Assets and Liabilities of Commercial Banks in the United States, Table 9 - Assets and Liabilities of Small Domestically Charted Commercial Banks in the United States, not seasonally adjusted compares 9/30/23 vs. 12/31/22 (1) (2) 2023 deposit balances change cost of funds interest-bearing deposits source: S&P Capital IQ; KBW Regional Banking Index (KRX) as of 1/3/23

cost of funds total deposits source: S&P Capital IQ; KBW Regional Banking Index (KRX) as of 1/3/23

deposit beta performance source: S&P Capital IQ; KBW Regional Banking Index (KRX) as of 1/3/23

note: as of September 30, 2023, FRB borrowing capacity includes Bank Term Funding Program margins, cash includes fed funds sold and cash and due from banks, and securities available includes unencumbered investment securities Bank of Hawai‘i carries substantial liquidity lines and equivalents for both day-to-day operational and liquidity backstop purposes readily available liquidity unemployment experience & forecast source for Hawai‘i unemployment: University of Hawaii Economic Research Organization (UHERO), seasonally adjusted source for national unemployment: Bureau of Labor Statistics, seasonally adjusted 14

15 visitor arrivals monthly by market, indexed to January 2017 source: Hawaii Department of Business, Economic Development, and Tourism (DBEDT) Aug-23

revenue per available room revenue per available room (RevPAR) source: Hawaii Department of Business, Economic Development, and Tourism (DBEDT) Aug-23

  single family homes condominiums   Sep 2023 Sep 2022 Sep 2019 Δ Sep 2022 Δ Sep 2019 Sep 2023 Sep 2022 Sep 2019 Δ Sep 2022 Δ Sep 2019 median sales price (000s) $1,050 $1,100 $777 -4.5% 35.1% $533 $503 $445 6.0% 19.7% months of inventory 2.7 1.9 3.5 0.8 months -0.8 months 3.0 2.0 3.9 1.0 months -0.9 months closed sales 232 278 347 -16.5% -33.1% 376 496 466 -24.2% -19.3% median days on market 20 18 29 2 days 9 day 21 14 27 7 days 6 days stable real estate prices Oahu market indicators – September 2023 source: Honolulu Board of Realtors, compiled from MLS data credit performance

lending philosophy note: as of September 30, 2023 we lend in our core markets to long-standing relationships de-risking the balance sheet core non-core consumer residential mortgage home equity auto other consumer residential mortgage – land, interest only home equity – purchased auto – Oregon, origination FICO < 680 personal flexline credit card commercial C&I commercial real estate construction leasing scored small business non-relationship SNC large ticket leasing historical net charge-off rates lower net charge offs through different economic cycles KRX – represents historical average net charge-off rates for banks in the KBW Regional Banking index as of 1/3/23 (source: S&P Capital IQ) all banks – represents historical average net charge-off rates for all FDIC insured banks (source: FDIC)

loan portfolio 41% commercial 71% real estate secured wtd avg LTV 56% 56% w/ BOH ≥ 10 yrs avg bal $0.7MM CRE C&I residential mortgage home equity auto leasing other consumer construction 59% consumer 84% real estate secured wtd avg LTV 54% 58% w/ BOH ≥ 10 yrs avg bal $0.07MM 79% of portfolio secured with real estate with combined weighted average loan to value of 55% note: excludes $13MM in PPP loan balances including deferred costs and fees commercial real estate (CRE) 27% of total loans $3.8B CRE asset type % total CRE wtd avg LTV multi-family 24% 59% industrial 20% 56% retail 18% 55% lodging 15% 52% office 10% 56% specialty 11% 53% other 2% 48% total CRE 100% 55%

CRE office 3% of total loans 56% wtd avg LTV $1.8MM average exposure 25% CBD (Downtown Honolulu) - 63% wtd avg LTV - 47% with repayment guaranties 2% maturing prior to 2025 highlights $0.38B

Oahu investor office market source: Colliers vacancy and rents remain stable as conversions to alternative purpose continue to drive decline in inventory 13.6 million square feet

Honolulu multi-family market source: CoStar 30,367 units severely limited existing and new supply, compounded by the high cost of homeownership, continues to drive rental demand

Oahu industrial market source: Colliers 41.5 million square feet vacancy rates at a historic low, while available industrial space listings remain near record low

Oahu retail market source: Colliers 17.1 million square feet record retail sales and tourism spend continue to support post-pandemic recovery

Oahu lodging market source: Hawaii Tourism Authority, UHERO outlook is generally positive, as inventory remains flat and occupancy & RevPar report comparably with pre-pandemic tourism 30.9 thousand rooms

CRE scheduled maturities 8% maturing prior to 2025

CRE tail risk $0.03B of CRE with LTV > 80% LTV > 80% - 0.8% of CRE, 0.2% of total loans construction 2% of total loans $0.3B construction asset type % total construction wtd avg LTV housing – low income / affordable 46% 65% housing – other 5% 45% retail 21% 64% industrial 10% 67% lodging 13% 51% office 4% 69% specialty 1% 56% total construction 100% 62%

Maui economic impact 2021 percentage of state total by county source: University of Hawaii Economic Research Organization (UHERO)

Maui portfolio 12% of total loans, 1% of total loans located in fire impacted zone $1.6B total Maui * principally comprised of loans secured by real estate ** land value based on 50% 2023 land tax assessed value fire impacted zone not destroyed/ no loss estimated potential loss destroyed real estate covered by insurance & land** 50% of unsecured loans $millions destroyed real estate covered by insurance secured* unsecured fire impacted zone 10.5%

credit quality * 51% of total criticized in CRE with 57% wtd avg LTV financial update

= NIM $ in millions NII and NIM net interest income (NII) and net interest margin (NIM) challenges from inverted yield curve and higher short term rates deposit rates and betas remain well below peers NIM declined by 9 basis points in 3Q23 compared to 2Q23 hedging program increased pay-fixed/receive-float swaps by $1.8 billion ($2.0 billion total notional) in 3Q23 to hedge a portion of fixed-rate asset exposure asset composition note: fixed excludes $1.8 billion of fixed-rate assets swapped to floating through the hedging program, fixed/float breakdown includes loans, investment portfolio (using par value), and fed funds sold, 9/30/23 pro forma includes $500.0 million of pay-fixed/receive-float swaps executed in October 2023, numbers may not add up due to rounding asset repricing note: numbers may not add up due to rounding, loans repricing/swaps includes $1.0 billion of fixed-rate loans swapped to floating rate assets, inv. portfolio repricing/swaps and fed funds sold includes $1.0 billion of fixed-rate available-for-sale securities swapped to floating rate assets, matured/run-off yield for loans includes only fixed-rate loans; matured/run-off yield for investment portfolio excludes securities sold in 3Q23 matured/run-off yield $8.5B $8.7B reinvestment opportunity balance sheet summary note: numbers may not add up due to rounding $ in millions noninterest income $ in millions stable core noninterest income from diverse sources normalizing items: +$0.9 Visa Class B conversion ratio adjustment +$6.9 terminated leveraged leases normalizing items: -$1.5 sale of a low-income housing tax credit investment normalizing items: +$0.8 Visa Class B conversion ratio adjustment +$4.6 net loss on securities sales -$14.7 gain on early termination of private repurchase agreements note: numbers may not add up due to rounding noninterest expense $ in millions disciplined expense management in challenging operating environment normalizing items: -$1.8 separation normalizing items: -$2.1 separation -$0.4 extraordinary expenses related to Maui wildfires note: numbers may not add up due to rounding financial summary $ in millions, except per share amounts note: numbers may not add up due to rounding 3Q 2023 2Q 2023 3Q 2022 ∆ 2Q 2023 ∆ 3Q 2022 net interest income $ 120.9 $ 124.3 $ 141.7 $ (3.4) $ (20.7) noninterest income 50.3   43.3   30.7   7.1   19.7   total revenue 171.3 167.6 172.3 3.7 (1.0) noninterest expense 105.6   104.0   105.7   1.6   (0.1)   operating income 65.7   63.6   66.6 2.1 (0.9) credit provision 2.0 2.5 - (0.5) 2.0 income taxes 15.8 15.0 13.8 0.8 2.0 net income $ 47.9   $ 46.1   $ 52.8   $ 1.8   $ (4.9)   net income available to common $ 45.9   $ 44.1   50.8   $ 1.8   $ (4.9)   diluted EPS $ 1.17   $ 1.12   $ 1.28   $ 0.05   $ (0.11)   return on assets 0.78% 0.77% 0.91% 0.01% (0.13) % return on common equity 15.38 14.95 16.98 0.43 (1.60) net interest margin 2.13 2.22 2.60 (0.09) (0.47) efficiency ratio 61.66 62.07 61.37 (0.41) 0.29 end of period balance shareholders' equity $ 1,364 $ 1,358 $ 1,282 0.4% 6.4%

capital note: 3Q23 regulatory capital ratios are preliminary 13.6% organic capital continues to grow unique and competitively advantageous deposit market high quality deposit base market leading cost of deposits high quality assets exceptional credit quality strong risk-based capital takeaways

Q & A

appendix

Hawai‘i economy $ in billions source: Hawaii Department of Business, Economic Development, and Tourism (DBEDT)